                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          STAR TELECOMMUNICATIONS, INC.
          -------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Delaware                                       77-0362681
---------------------------------------                ----------------------
(STATE OF INCORPORATION OR ORGANIZATION)                  (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

     223 East De La Guerra Street
       Santa Barbara, California                                93101
---------------------------------------                ----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                     EACH CLASS IS TO BE REGISTERED
---------------------------------------          -------------------------------
           Not Applicable                                 Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          COMMON STOCK, $.001 PAR VALUE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)



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ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-21325).

ITEM 2.   EXHIBITS.

           EXHIBIT
           NUMBER       DESCRIPTION
           ------       -----------
           1.1          Specimen of Common Stock certificate - incorporated
                        herein by reference to Exhibit 4.2 to the Company's
                        Registration Statement on Form S-1 (File No. 333-21325).

           2.1 Certificate of Incorporation of Registrant - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.
                        333-21325).

           2.3          Form of Amended and Restated Certificate of
                        Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1(File No.
                        333-21325).

           2.4 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-21325).

           3.1 Registration Rights Agreement - incorporated herein by reference to Exhibit 4.3 to the Company's Registration
                        Statement on Form S-1 (File No. 333-21325).

           3.2 Registration Rights Agreement - incorporated herein by reference to Exhibit 4.4 to the Company's Registration
                        Statement on Form S-1 (File No. 333-21325).

           3.3 Registration Rights Agreement - incorporated herein by reference to Exhibit 4.5 to the Company's Registration
                        Statement on Form S-1 (File No. 333-21325).



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

                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          STAR TELECOMMUNICATIONS, INC.


Date:  May 16, 1997                       By:        /s/ Mary A.Casey
     --------------------------------        ---------------------------------
                                                 Mary A. Casey, President



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

                                    EXHIBITS

           EXHIBIT
           NUMBER       DESCRIPTION
           ------       -----------
           1.1          Specimen of Common Stock certificate - incorporated
                        herein by reference to Exhibit 4.2 to the Company's
                        Registration Statement on Form S-1 (File No. 333-21325).

           2.1 Certificate of Incorporation of Registrant - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.
                        333-21325).

           2.3          Form of Amended and Restated Certificate of
                        Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1(File No.
                        333-21325).

           2.4 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-21325).

           3.1 Registration Rights Agreement - incorporated herein by reference to Exhibit 4.3 to the Company's Registration
                        Statement on Form S-1 (File No. 333-21325).

           3.2 Registration Rights Agreement - incorporated herein by reference to Exhibit 4.4 to the Company's Registration
                        Statement on Form S-1 (File No. 333-21325).

           3.3 Registration Rights Agreement - incorporated herein by reference to Exhibit 4.5 to the Company's Registration
                        Statement on Form S-1 (File No. 333-21325).